SECRETARY’S CERTIFICATE
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
At a meeting held on August 29, 2006, of the Board of Directors of RiverSource Life Insurance Co. of New York approved the following resolutions, which remain in full force and effect:
     RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within newly-designated separate accounts as they determine to be appropriate; and
     RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts.
As Executive Vice President — Annuities of RiverSource Life Insurance Co. of New York, I hereby establish, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors, 717 additional subaccounts within the separate account that will invest in the following funds:

22	subaccounts investing in	AllianceBernstein VPS Dynamic Asset Allocation Portfolio (Class B)

3	subaccounts investing in	AllianceBernstein VPS Large Cap Growth Portfolio (Class B)

22	subaccounts investing in	ALPS/Alerian Energy Infrastructure Portfolio: Class III

3	subaccounts investing in	American Century VP Value, Class II

3	subaccounts investing in	BlackRock Global Allocation V.I. Fund (Class III)

3	subaccounts investing in	Columbia Variable Portfolio — Balanced Fund (Class 3)

3	subaccounts investing in	Columbia Variable Portfolio — Cash Management Fund (Class 2)

22	subaccounts investing in	Columbia Variable Portfolio — Commodity Strategy Fund (Class 2)

22	subaccounts investing in	Columbia Variable Portfolio — Contrarian Core Fund (Class 2)

22	subaccounts investing in	Columbia Variable Portfolio — Core Bond Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Diversified Bond Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Dividend Opportunity Fund (Class 2)

22	subaccounts investing in	Columbia Variable Portfolio — Emerging Markets Bond Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Emerging Markets Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Global Bond Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — High Yield Bond Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Income Opportunities Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — International Opportunity Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Large Cap Growth Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Large Core Quantitative Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Limited Duration Credit Fund (Class 2)

17	subaccounts investing in	Columbia Variable Portfolio — Managed Volatility Conservative Fund (Class 2)

17	subaccounts investing in	Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (Class 2)

17	subaccounts investing in	Columbia Variable Portfolio — Managed Volatility Growth Fund (Class 2)

6	subaccounts investing in	Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Marsico International Opportunities Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — S&P 500 Index Fund (Class 3)

3	subaccounts investing in	Columbia Variable Portfolio — Select Large-Cap Value Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Select Smaller-Cap Value Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — Strategic Income Fund (Class 2)

3	subaccounts investing in	Columbia Variable Portfolio — U.S. Government Mortgage Fund (Class 2)

3	subaccounts investing in	DWS Alternative Asset Allocation VIP, Class B

3	subaccounts investing in	Fidelity® VIP Contrafund® Portfolio Service Class 2

3	subaccounts investing in	Fidelity® VIP Mid Cap Portfolio Service Class 2

22	subaccounts investing in	Fidelity® VIP Strategic Income Portfolio Service Class 2

22	subaccounts investing in	FTVIPT Franklin Income Securities Fund — Class 2

3	subaccounts investing in	FTVIPT Franklin Small Cap Value Securities Fund — Class 2

3	subaccounts investing in	FTVIPT Mutual Shares Securities Fund — Class 2

22	subaccounts investing in	FTVIPT Templeton Global Bond Securities Fund — Class 2

22	subaccounts investing in	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares

22	subaccounts investing in	Ivy Funds VIP Asset Strategy

22	subaccounts investing in	Janus Aspen Series Flexible Bond Portfolio: Service Shares

3	subaccounts investing in	Janus Aspen Series Global Allocation Portfolio — Moderate: Service Shares

3	subaccounts investing in	Janus Aspen Series Janus Portfolio: Service Shares

22	subaccounts investing in	Lazard Retirement Multi-Asset Targeted Volatility Portfolio — Service Shares

3	subaccounts investing in	MFS® Utilities Series — Service Class

3	subaccounts investing in	Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares

3	subaccounts investing in	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)

3	subaccounts investing in	Oppenheimer Global Fund/VA, Service Shares

22	subaccounts investing in	Oppenheimer Global Strategic Income Fund/VA, Service Shares

3	subaccounts investing in	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares

3	subaccounts investing in	PIMCO VIT All Asset Portfolio, Advisor Class

3	subaccounts investing in	PIMCO VIT Global Multi-Asset Portfolio, Advisor Class

22	subaccounts investing in	PIMCO VIT Total Return Portfolio, Advisor Class

22	subaccounts investing in	Van Eck VIP Global Gold Fund (Class S Shares)

3	subaccounts investing in	Variable Portfolio — Aggressive Portfolio (Class 2)

3	subaccounts investing in	Variable Portfolio — American Century Diversified Bond Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — American Century Growth Fund (Class 2)

22	subaccounts investing in	Variable Portfolio — AQR Managed Futures Strategy Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — Columbia Wanger International Equities Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — Columbia Wanger U.S. Equities Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — Conservative Portfolio (Class 2)

3	subaccounts investing in	Variable Portfolio — DFA International Value Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — Eaton Vance Floating-Rate Income Fund (Class 2)

22	subaccounts investing in	Variable Portfolio — Eaton Vance Global Macro Advantage Fund (Class 2)

22	subaccounts investing in	Variable Portfolio — Goldman Sachs Commodity Strategy Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — Holland Large Cap Growth Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Invesco International Growth Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – J.P. Morgan Core Bond Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – MFS Value Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Moderate Portfolio (Class 2)

3	subaccounts investing in	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)

3	subaccounts investing in	Variable Portfolio – Moderately Conservative Portfolio (Class 2)

3	subaccounts investing in	Variable Portfolio – Morgan Stanley Global Real Estate Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – NFJ Dividend Value Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Partners Small Cap Value fund (Class 2)

3	subaccounts investing in	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (Class 2)

3	subaccounts investing in	Variable Portfolio — Pyramis® International Equity Fund (Class 2)

22	subaccounts investing in	Variable Portfolio – Pyrford International Equity Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Sit Dividend Growth Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Victory Established Value Fund (Class 2)

3	subaccounts investing in	Variable Portfolio – Wells Fargo Short Duration Government Fund (Class 2)

3	subaccounts investing in	Wells Fargo Advantage VT Opportunity Fund – Class 2

3	subaccounts investing in	Wells Fargo Advantage VT Small Cap Growth Fund – Class 2

22	subaccounts investing in	Western Asset Variable Global High Yield Bond Portfolio – Class II
In accordance with the above resolutions and pursuant to authority granted by the Board of Directors of RiverSource Life Insurance Co. of New York, the Unit Investment Trust comprised of RiverSource of New York Variable Annuity Account is hereby reconstituted.

Received by the Assistant Secretary:

/s/ Gumer C. Alvero Gumer C. Alvero	/s/ Dixie Carroll Dixie Carroll

Date: April 12, 2013